UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the registrant	[	X	]
Filed by a party other than the registrant	[		]

Check the appropriate box:

[		]	Preliminary Proxy Statement
[		]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[		]	Definitive Proxy Statement
[	X	]	Definitive Additional Materials
[		]	Soliciting Material Pursuant to §240.14a-12

The Integrity Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

[ X ]	No Fee Required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
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[	]	Fee paid previously with preliminary materials.
[	]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Special Meeting of Shareholders of
Williston Basin/Mid-North America Stock Fund
Adjourned to July 24, 2009

Williston Basin/Mid-North America Stock Fund recently contacted you regarding a Special Meeting of Shareholders scheduled for June 29, 2009. Due to lack of shareholder participation, this Special Meeting of Shareholders has been adjourned to July 24, 2009 at 2:00 p.m., Central Time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota. If you have not yet voted, we urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes before July 24, 2009. By voting now, you will help the Fund save on the cost of additional mailings and calls to shareholders. If you have already voted, we appreciate your participation.

1-800-601-5593

YOUR VOTE IS URGENTLY NEEDED! Please vote now to be sure your vote is received in time for the Special Meeting of Shareholders adjourned to July 24, 2009.	Voting takes only a few minutes. PLEASE VOTE TODAY.
Williston Basin/Mid-North America Stock Fund has made it very easy for you to vote. Choose one of the following methods:
	•	Call us toll-free at (800)601-5593 to speak to a Transfer Agent. We can record your vote right over the phone. (open: M – F 8:00am – 5pm CT)
	•	Log on to the website noted on your proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.
	•	Mail in your signed proxy card in the envelope provided.
	•	Fax your signed proxy card to Integrity Fund Services, Inc. at (701)852-2548.

Special Meeting of Shareholders of
Integrity Growth & Income Fund
Adjourned to July 24, 2009

Integrity Growth & Income Fund recently contacted you regarding a Special Meeting of Shareholders scheduled for June 29, 2009. Due to lack of shareholder participation, this Special Meeting of Shareholders has been adjourned to July 24, 2009 at 2:00 p.m., Central Time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota. If you have not yet voted, we urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes before July 24, 2009. By voting now, you will help the Fund save on the cost of additional mailings and calls to shareholders. If you have already voted, we appreciate your participation.

1-800-601-5593

YOUR VOTE IS URGENTLY NEEDED! Please vote now to be sure your vote is received in time for the Special Meeting of Shareholders adjourned to July 24, 2009.	Voting takes only a few minutes. PLEASE VOTE TODAY.
Integrity Growth & Income Fund has made it very easy for you to vote. Choose one of the following methods:
	•	Call us toll-free at (800)601-5593 to speak to a Transfer Agent. We can record your vote right over the phone. (open: M – F 8:00am – 5pm CT)
	•	Log on to the website noted on your proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.
	•	Mail in your signed proxy card in the envelope provided.
	•	Fax your signed proxy card to Integrity Fund Services, Inc. at (701)852-2548.

Special Meeting of Shareholders of
Integrity High Income Fund
Adjourned to July 24, 2009

Integrity High Income Fund recently contacted you regarding a Special Meeting of Shareholders scheduled for June 29, 2009. Due to lack of shareholder participation, this Special Meeting of Shareholders has been adjourned to July 24, 2009 at 2:00 p.m., Central Time, at the offices of Brady, Martz & Associates, P.C., 24 Central Avenue West, Minot, North Dakota. If you have not yet voted, we urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes before July 24, 2009. By voting now, you will help the Fund save on the cost of additional mailings and calls to shareholders. If you have already voted, we appreciate your participation.

1-800-601-5593

YOUR VOTE IS URGENTLY NEEDED! Please vote now to be sure your vote is received in time for the Special Meeting of Shareholders adjourned to July 24, 2009.	Voting takes only a few minutes. PLEASE VOTE TODAY.
Integrity High Income Fund has made it very easy for you to vote. Choose one of the following methods:
	•	Call us toll-free at (800)601-5593 to speak to a Transfer Agent. We can record your vote right over the phone. (open: M – F 8:00am – 5pm CT)
	•	Log on to the website noted on your proxy card, enter your control number printed on the card, and vote by following the on-screen prompts.
	•	Mail in your signed proxy card in the envelope provided.
	•	Fax your signed proxy card to Integrity Fund Services, Inc. at (701)852-2548.